10 (a)  Independent Auditors' Consent
INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Post-Effective Amendment No. 3 to Registration Statement No. 333-60337 of Glenbrook Life Scudder Variable Account (A) of Glenbrook Life and Annuity Company on Form N-4 of our report dated February 25, 2000 relating to the financial statements and the related financial statement schedule of Glenbrook Life and Annuity Company, and our report dated March 27, 2000 relating to the financial statements of Glenbrook Life Scudder Variable
Account (A), appearing in the Statement of Additional Information (which is incorporated by reference in the Prospectus of Glenbrook Life Scudder Variable Account (A) of Glenbrook Life and Annuity Company), which is part of such Registration Statement, and to the reference to us under the heading "Experts" in such Statement of Additional Information.


/s/Deloitte & Touche LLP
------------------------
DELOITTE & TOUCHE LLP



Chicago, Illinois
April 28, 2000

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10 (b)  Consent of Freedman, Levy, Kroll & Simonds
FREEDMAN, LEVY, KROLL & SIMONDS

                                   CONSENT OF
                         FREEDMAN, LEVY, KROLL & SIMONDS


     We hereby consent to the reference to our firm under the caption "Legal Matters" in the prospectus contained in Post-Effective Amendment No. 3 to the Form N-4 Registration Statement of Glenbrook Life Scudder Variable Account (A) (File No. 333-60337).


/s/  Freedman, Levy, Kroll & Simonds
FREEDMAN, LEVY, KROLL & SIMONDS


Washington, D.C.
May 1, 2000